UNITED STATES
SECURITES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8 – K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 16, 2007
PEOPLES FINANCIAL CORPORATION (Exact Name of Registrant as Specified in its Charter)

Mississippi (State or Other Jurisdiction of Incorporation)
0-30050 (Commission File Number)	64-0709834 (IRS Employer Identification No.)
152 Lameuse StreetBiloxi, MS (Address of Principal Executive Offices)	39530 (Zip Code)
(228) 435-5511 (Registrant’s Telephone Number, Including Area Code)
_____________________________________________________________ (Former Name or Former Addresss, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously Satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR  240.13e-4( c))

Item 2.02. Results of Operations and Financial Condition

On July 16, 2007, Peoples Financial Corporation issued a press release announcing its earnings for the first half of 2007.

Item 9.01. Financial Statements and Exhibits.

( c)	Exhibits

99.1	Press Release issued by Peoples Financial Corporation dated July 16, 2007, headed “Peoples Financial Corporation Reports $4.7 Million Net Income for First Half of 2007.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2007

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman Chevis C. Swetman Chairman, President and CEO